UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 19, 2013

DORAL FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Puerto Rico	001-31579	66-0312162
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico 00920-2717

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: 787-474-6700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Doral Financial Corporation (the “Company”), held on June 19, 2013 (the “Annual Meeting”), the proposals listed below were submitted to a vote of the shareholders. The proposals are described in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (the “Proxy Statement”).

Proposal 1 – The election of six (6) directors of the Company for a one-year term ending on next year’s Annual Meeting of Shareholders of the Company.

The following six (6) nominees named in the Company’s Proxy Statement were elected as directors for a one-year term. The voting results were as follows:

Election of Directors-Nominees	Votes For	Votes Withheld	Broker Non-Votes
Dennis G. Buchert	57,101,879	20,808,070	35,051,582
James E. Gilleran	74,456,710	3,453,239	35,051,582
Douglas L. Jacobs	57,225,244	20,684,705	35,051,582
David E. King	74,487,116	3,422,833	35,051,582
Gerard L. Smith	57,224,694	20,685,255	35,051,582
Glen R. Wakeman	74,067,219	3,842,730	35,051,582

Proposal 2 – Consideration of a non-binding advisory “say on pay” vote to approve the compensation of our named executive officers

The proposal to consider a vote to approve the compensation of the Company’s named executive officers, as described in the Proxy Statement, was approved on an advisory basis. The voting results were as follows:

For:	39,370,101
Against:	37,925,652
Abstain:	614,196
Broker Non-Votes:	35,051,582

Proposal 3 – Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2013

The proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2013 was approved. The voting results were as follows:

For:	112,140,216
Against:	561,236
Abstain:	260,079
Broker Non-Votes:	0

Proposal 4 – To authorize and approve an amendment to the Company’s Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s common stock at a ratio within the range of one-for-fifteen (1:15) to one-for-twenty-five (1:25), together with the corresponding proportional reduction (based on the reverse stock split ratio selected by the Company’s Board of Directors) in the number of authorized shares of our common stock.

The proposal to authorize and approve that aforementioned amendment to the Company’s Restated Certificate of Incorporation, as amended, was approved. The voting results were as follows:

For:	109,486,975
Against:	3,327,864
Abstain:	146,692
Broker Non-Votes:	0

The Company’s Board of Directors intends to promptly meet to determine the exact reverse stock split ratio, the effective date of the reverse stock split and the corresponding reduction in authorized capital and the Company will make a further press release at such time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL FINANCIAL CORPORATION

Date: June 20, 2013	By:	/s/ Enrique R. Ubarri
	Name:	Enrique R. Ubarri
	Title:	Executive Vice President and General Counsel